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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          October 17, 2001
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

  On October 17, 2001, Registrant issued a press release stating that it has filed a preliminary proxy statement with the Securities and Exchange Commission to obtain shareholder approval to create Carolina Group tracking stock intended to reflect the economic performance of Lorillard, Inc., its wholly owned subsidiary. A copy of the press release is attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Press Release issued by Loews Corporation, dated
              October 17, 2001.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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Dated:  October 17, 2001                           By:  /s/ Barry Hirsch
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                                                            Barry Hirsch,
                                                        Senior Vice President,
                                                         General Counsel and
                                                         Secretary